UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 8, 2021

Hanger, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758
(Address of principal executive offices (zip code))

(512) 777-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HNGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2021, Hanger, Inc. (the “Company”) filed a press release announcing the Company’s financial results for the three and nine months ended September 30, 2021. The amounts included under the heading “Net Cash Provided by Operating Activities” on page 4 of the press release with respect to the cash flows provided by operating activities for the three months ended September 30, 2021 and for September 30, 2020 were incorrect, and that section is hereby amended and restated in its entirety to read as follows:

Net Cash Provided by Operating Activities; Liquidity

Cash flows provided by operating activities for the three months ending September 30, 2021 were $10.0 million compared to cash flows provided by operating activities of $45.2 million for the same period in 2020. The Company's days sales outstanding were 42 days as of September 30, 2021, which reflected a one day improvement as compared to the same period in 2020.

On September 30, 2021, the Company had liquidity of $170.5 million, comprised of $75.6 million in cash and cash equivalents, and $94.9 million in available borrowing capacity under its revolving credit facility. This compares to total liquidity of $171.1 million on June 30, 2021.

The Company is not amending any other information in the press release, nor is it amending any information contained within the body of the original Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K/A is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: November 9, 2021

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